UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2006

SUMMIT FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	0-29337	05-0577932
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

980 North Federal Highway
Suite 310
Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (561) 338-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 31, 2006, the Registrant issued the press release attached hereto as Exhibit 99.1, regarding its results for the fiscal year ended December 31, 2005.

Item 9.01. Exhibits.

Exhibit No.	Item
99.1	Press Release dated March 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: March 31, 2006	/s/ Marshall T. Leeds
Marshall T. Leeds
Chairman and Chief Executive Officer